Exhibit 10.1
Exhibit E
September [__], 2010
Harbinger Group Inc.
450 Park Avenue, 27th Floor
New York, NY 10022
Attention: Francis T. McCarron

Re:	Contribution of Spectrum Brands Holdings, Inc. (“SBH”) common stock, par value $0.01 per share (“SBH Common Stock”)
Dear Sir:
     The undersigned (each, a “Harbinger Party”), stockholders of Harbinger Group Inc., a Delaware corporation (the “Company”), have entered into a Contribution and Exchange Agreement (the “Agreement”) with the Company providing for the issuance by the Company to each Harbinger Party of shares of common stock, par value $0.01 per share, of the Company, in exchange for the contribution to the Company by such Harbinger Party of certain of their SBH Common Stock (the “Contributed Shares”) (the “Transaction”). In recognition of the benefit that this Transaction will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the period beginning on the date hereof and ending on the date that is 90 days from the Closing Date (as defined in the Agreement), the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell or grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any SBH Common Stock owned beneficially or as of record on the Closing Date after the consummation of the Transaction (the “Subject Shares”) or any securities convertible into or exchangeable or exercisable for the Subject Shares (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of the SBH Common Stock or other securities, in cash or otherwise (each transaction described in clauses (i) and (ii) of this paragraph, a “Transfer”).
     Notwithstanding the foregoing, and subject to the conditions below, the restrictions contained in this agreement shall not apply to (i) any Transfer of the Lock-Up Securities pursuant to the Agreement, (ii) any Transfer of the Lock-Up Securities to an Affiliate (as defined in the Agreement) of the undersigned, (iii) any pledge by the undersigned of the Lock-Up Securities in favor of a lender or other similar financing source, and (iv) any Transfer or distribution by the undersigned of the Lock-up Securities to their limited partners, members or stockholders; provided, that in the case of any Transfer pursuant to clause (ii), such Affiliate delivers a signed written agreement accepting the restrictions set forth in this agreement as if it were a Harbinger Party for the balance of the lockup period.
     The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.
     Nothing in this agreement shall restrict the undersigned from exchanging any of the Lock-Up Securities for capital stock of the Company or acquiring any additional shares of capital stock of SBH.

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The restrictions contained in this agreement shall not apply to any Lock-up Securities acquired by the undersigned after the Closing Date.

Very truly yours,

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	Harbinger Capital Partners LLC,
its investment manager

By:
Name:
Title:

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special Situations GP,
LLC, its general partner

By:
Name:
Title:

GLOBAL OPPORTUNITIES BREAKAWAY LTD.

By:	Harbinger Capital Partners II LP,
its investment manager

By:
Name:
Title:

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